Vanguard ESG U.S. Corporate Bond ETF
Summary Prospectus
 December 22, 2023
Exchange-traded fund shares that are not individually redeemable and are listed on Cboe BZX Exchange, Inc.
Vanguard ESG U.S. Corporate Bond ETF Shares (VCEB)
The Fund’s statutory Prospectus and Statement of Additional Information dated December 22, 2023, as may be amended or supplemented, are incorporated into and made part of this Summary Prospectus by reference.
Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund online at www.vanguard.com/prospectus and https://personal.vanguard.com/us/literature/reports/ETFs. You can also obtain this information at no cost by calling 866-499-8473 or by sending an email request to online@vanguard.com.

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Investment Objective
The Fund seeks to track the performance of a market-weighted corporate bond index that measures the investment return of investment-grade U.S. dollar-denominated bonds and is screened for certain environmental, social, and corporate governance criteria.
Fees and Expenses
The following table describes the fees and expenses you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Shareholder Fees
(Fees paid directly from your investment)

Transaction Fee on Purchases and Sales	None*
Transaction Fee on Reinvested Dividends	None*
*
None through Vanguard (Broker fees vary)
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.08%
12b-1 Distribution Fee	None
Other Expenses	0.04%
Total Annual Fund Operating Expenses	0.12%

Example
The following example is intended to help you compare the cost of investing in the Fund's ETF Shares with the cost of investing in other funds. It illustrates the hypothetical expenses that you would incur over various periods if you were to invest $10,000 in the Fund's shares. This example assumes that the shares provide a return of 5% each year and that total annual fund operating expenses remain as stated in the preceding table. You would incur these hypothetical expenses whether or not you were to sell your shares at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$12	$39	$68	$154
This example does not include the brokerage commissions that you may pay to buy and sell shares of the Fund.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in more taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense example, reduce the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 28% of the average value of its portfolio.
Principal Investment Strategies
The Fund employs an indexing investment approach designed to track the performance of the Bloomberg MSCI US Corporate SRI Select Index (the “Index”). The Index is a subset of the Bloomberg U.S. Corporate Index (the “Parent Index”), which serves as the universe of eligible bonds for use in constructing the Index and represents U.S. dollar-denominated, taxable, investment-grade corporate bonds. The Index excludes bonds with maturities of less than 1 year and with less than $750 million outstanding, and is screened for certain environmental, social, and governance (ESG) criteria by the Index provider, which is independent of Vanguard. The Index excludes the bonds of companies that the Index provider determines engage in (which may include manufacturing, owning, and operating), have a specified level of involvement in, and/or derive threshold amounts of revenue from certain activities or business segments related to the following: adult entertainment, alcohol, gambling, tobacco, nuclear weapons, controversial weapons, conventional weapons, civilian firearms, nuclear power, and thermal coal, oil, or gas. The level or type of involvement in, or amount of revenue earned from, certain activities or business segments that lead to exclusion by the Index provider can vary from one activity or business segment to another. The Index also excludes the bonds of any company that, as determined by the Index provider, does not meet certain standards defined by the Index provider with respect to an ESG controversies assessment, which measures a company’s involvement in major ESG controversies and how well they adhere to international norms and principles, or does not have an ESG controversy assessment score. Where MSCI, the Index provider’s data source, has insufficient or no data available to adequately assess a particular issuer relative to the ESG criteria of the Index, bonds of such issuer may be excluded from the Index until such time as they may be determined to be eligible by MSCI. Additionally, the Index excludes bonds of companies that fail to have at least one woman on their board of directors and companies for which the Index provider does not have board diversity data. The screens for ESG criteria described above do not apply to government-issued bonds (e.g., U.S. Treasury securities), asset-backed securities, mortgage-backed securities, and commercial mortgage-backed securities.

See the Security Selection section for more information regarding the Index exclusions. The components of the Index are likely to change over time.

The Fund invests by sampling the Index, meaning that it holds a range of securities that, in the aggregate, approximates the full Index in terms of key risk factors and other characteristics. All of the Fund’s investments will be selected through the sampling process, and under normal circumstances, at least 80% of the Fund’s assets will be invested in bonds included in the Index. The Fund seeks to maintain a dollar-weighted average maturity consistent with that of the Index.
Principal Risks
An investment in the Fund could lose money over short or long periods of time. You should expect the Fund's share price and total return to fluctuate within a wide range. The Fund is subject to the following risks, which could affect the Fund's performance, and the level of risk may vary based on market conditions:
• Credit risk, which is the chance that a bond issuer will fail to pay interest or principal in a timely manner or that negative perceptions of the issuer’s ability to make such payments will cause the price of that bond to decline.
• Interest rate risk, which is the chance that bond prices will decline because of rising interest rates. Interest rate risk should be low for short-term bond funds, moderate for intermediate-term bond funds, and high for long-term bond funds.

• Income risk, which is the chance that the Fund's income will decline because of falling interest rates. Income risk is generally higher for short-term bond funds and lower for long-term bond funds.
• Liquidity risk, which is the chance that a Fund may not be able to sell a security in a timely manner at a desired price.
• Index sampling risk, which is the chance that the securities selected for the Fund, in the aggregate, will not provide investment performance matching that of the Fund's target index.
• ESG investing risk, which is the chance that the bonds selected by the index provider for inclusion in the index based on its disclosed ESG criteria generally will underperform the market as a whole or that the particular bonds selected for the index will, in the aggregate, trail returns of other ESG funds. There are significant differences in interpretations of what it means for a company to meet ESG criteria. The index provider’s assessment of a company or of ESG criteria may differ from an investor’s assessment. As a result, bonds selected by the index provider for inclusion in the index may not reflect the beliefs and values of any particular investor and may not exhibit positive or favorable ESG characteristics. The index provider is dependent on the availability of timely and accurate ESG data used to evaluate their ESG criteria. The ESG criteria assessed by the index provider may change over time. In addition, the Fund’s target index may, at times, become focused in bonds of a particular market sector, which would subject the Fund to proportionately higher exposure to the risks of that sector. The index provider may evaluate security-level ESG data and, if applicable, ESG criteria that are relevant to the index only at index reviews or rebalances. Securities included in the index may cease to meet the relevant ESG criteria but may nevertheless remain in the index and the Fund until a future review or rebalance by the index provider. As a result, certain securities in the index, or the index as a whole, may not meet the relevant ESG criteria at all times.
Because the Fund is an exchange-traded fund (ETF) and the Fund's shares are traded on an exchange, the Fund is subject to additional risks:
• The Fund’s ETF Shares are listed for trading on Cboe BZX Exchange, Inc. and are bought and sold on the secondary market at market prices. Although it is expected that the market price of an ETF Share typically will approximate its net asset value (NAV), there may be times when the market price and the NAV differ significantly. Thus, you may pay more or less than NAV when you buy ETF Shares on the secondary market, and you may receive more or less than NAV when you sell those shares.
• Although the Fund’s ETF Shares are listed for trading on Cboe BZX Exchange, Inc., it is possible that an active trading market may not be maintained.

• Trading of the Fund’s ETF Shares may be halted by the activation of individual or marketwide trading halts (which halt trading for a specific period of time when the price of a particular security or overall market prices decline by a specified percentage). Trading of the Fund’s ETF Shares may also be halted if (1) the shares are delisted from Cboe BZX Exchange, Inc. without first being listed on another exchange or (2) Cboe BZX Exchange, Inc. officials determine that such action is appropriate in the interest of a fair and orderly market or for the protection of investors.
An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Annual Total Returns
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund's ETF Shares (based on NAV) has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the ETF Shares compare with those of the Fund‘s target index and another comparative index, which have investment characteristics similar to those of the Fund. Keep in mind that the Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447.
Annual Total Returns — Vanguard ESG U.S. Corporate Bond ETF Shares1

1 The year-to-date return as of the most recent calendar quarter, which ended on September 30, 2023, was 0.36%.
During the periods shown in the bar chart, the highest and lowest returns for a calendar quarter were:
	Total Return	Quarter
Highest	3.47%	June 30, 2021
Lowest	-7.35%	March 31, 2022

Average Annual Total Returns for Periods Ended December 31, 2022
	1 Year	Since Fund Inception	Fund Inception Date
Vanguard ESG US Corporate Bond ETF			9/22/2020
Based on NAV
Return Before Taxes	-15.28%	-6.98%
Return After Taxes on Distributions	-16.21	-7.78
Return After Taxes on Distributions and Sale of Fund Shares	-9.03	-5.55
Based on Market Price
Return Before Taxes	-15.11	-6.95
Bloomberg MSCI U.S. Corporate SRI Select Index (reflects no deduction for fees, expenses, or taxes)	-15.12%	-6.81%
Bloomberg U.S. Corporate Bond Index (reflects no deduction for fees, expenses, or taxes)	-15.76	-6.74
Investment Advisor
The Vanguard Group, Inc. (Vanguard)
Portfolio Manager
Joshua C. Barrickman, CFA, Principal of Vanguard and co-head of Vanguard’s Fixed Income Indexing Americas. He has managed the Fund since its inception in 2020.
Purchase and Sale of Fund Shares
ETF Shares may only be bought and sold in the secondary market through a brokerage firm. The price you pay or receive for ETF Shares will be the prevailing market price, which may be more (premium) or less (discount) than the NAV of the shares. The brokerage firm may charge you a commission to execute the transaction. Unless imposed by your brokerage firm, there is no minimum dollar amount you must invest and no minimum number of shares you must buy. ETF Shares of the Fund cannot be directly purchased from or redeemed with the Fund, except by certain authorized broker-dealers. These broker-dealers may purchase and redeem ETF Shares only in large blocks (Creation Units), typically in exchange for baskets of securities.
An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase ETF Shares (bid) and the lowest price a seller is willing to accept for ETF Shares (ask) when buying or selling shares in the secondary market (bid-ask spread). Recent information, including information on the Fund's NAV, market price, premiums and discounts, and bid-ask spreads, is available online at vanguard.com.
Tax Information
The Fund’s distributions may be taxable as ordinary income or capital gain. If you are investing through a tax-advantaged account, such as an IRA or an employer-sponsored retirement or savings plan, special tax rules apply.
Payments to Financial Intermediaries
The Fund and its investment advisor do not pay financial intermediaries for sales of Fund shares.

CFA® is a registered trademark owned by CFA Institute.
This document and the information contained in it, including without limitation all text, data, graphs and charts (collectively, the “Information”) is the property of MSCI Inc. and/or its affiliates (collectively, “MSCI”), Bloomberg Index Services Limited and/or its affiliates (collectively, “Bloomberg”), or their licensors, direct or indirect suppliers or any third party involved in making or compiling any Information (MSCI and Bloomberg, collectively, the “Information Providers”) and is provided for informational purposes only. The Information may not be reproduced or disseminated in whole or in part without prior written permission from the authorized Information Provider(s). All rights in the Bloomberg MSCI Environmental, Social & Governance (ESG) fixed income indices (the “ESG Indices”) vest in MSCI and Bloomberg. The Information may not be used to create derivative works or to verify or correct other data or information. For example (but without limitation), the Information may not be used to create indices, databases, risk models, analytics or software, or in connection with issuing, offering, sponsoring, managing or marketing securities, portfolios, financial products or other investment vehicles utilizing or based on, linked to, tracking or otherwise derived from the Information.
The user of the Information assumes the entire risk of any use it makes or permits to be made of the Information. NONE OF THE INFORMATION PROVIDERS MAKES ANY EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE INFORMATION (OR THE RESULTS TO BE OBTAINED BY THE USE THEREOF) AND, TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, EACH INFORMATION PROVIDER EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF ORIGINALITY, ACCURACY, TIMELINESS, NON-INFRINGEMENT, COMPLETENESS OR MERCHANTABILITY).
Without limiting any of the foregoing and to the maximum extent permitted by applicable law, in no event shall any Information Provider have any liability regarding any of the Information including with respect to any direct, indirect, special, punitive, consequential (including lost profits) or other damages even if notified of the possibility of such damages. The foregoing shall not exclude or limit liability that may not by applicable law be excluded or limited, including without limitation (as applicable), for death or personal injury to the extent such injury results from the negligence or willful default of itself or its servants, agents or sub-contractors.
Information containing historical information, data or analysis should not be taken as an indication or guarantee of future performance, analysis, forecast or prediction. Past performance does not guarantee future results. All levels, prices and spreads are historical and do not represent current market levels, prices or spreads, some or all of which may have changed since the publication of this document.
None of the Information constitutes an offer to sell (or a solicitation of an offer to buy), any security, financial product or other investment vehicle or any trading strategy.
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Vanguard ESG U.S. Corporate Bond ETF Shares—Fund Number 4158
To request additional information about the Fund, please visit vanguard.com or contact us at 866-499-8473.
© 2023 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.
SP 4158 122023